Exhibit 10.2

July 19, 2006

U.S. Securities and Exchange Commission

Division of Corporate Finance

100 F Street, N.E.

Washington, D.C. 20549

Re: Form 20-F/A-1 Registration Statement for Crosshair Exploration & Mining Corp.

Dear Sirs:

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our independent auditors’ report dated July 1, 2003, except for 2003 information in Note 11 which is as of November 30, 2005, on the audit of the statements of operations, shareholders’ equity and cash flows for the year ended April 30, 2003 of Crosshair Mining & Exploration Corp. (formerly International Lima Resources Corp.), which report appears in the Form 20-F/A-1, and we consent to the reference to us under the heading “Experts” in such Form 20-F/A-1.

“Dale Matheson Carr-Hilton LaBonte”

DALE MATHESON CARR-HILTON LABONTE

Chartered Accountants

Vancouver, BC